EXHIBIT B

                          CONCURRENT COMPUTER CORPORATION
                           DESCRIPTION OF NEW DEBENTURES

                    The principal terms of the New Debentures are set forth below.

          ISSUER:                       Concurrent Computer Corporation.

          ISSUE:                        Series A Debentures (the "New
                                        Debentures").

          PRINCIPAL AMOUNT:             If converted pursuant to
                                        Concurrent's right to convert,
                                        the initial principal amount
                                        shall equal the Total Liquidation
                                        Preference of the 9.00% Class B
                                        Convertible Preferred Stock (the
                                        "Class B Preferred Stock") out-
                                        standing on the date that the
                                        Class B Preferred Stock is con-
                                        verted (the "Conversion Date")
                                        into the New Debentures in accor-
                                        dance with Section 9(c)(i) of the
                                        Certificate of Designation (the
                                        "Certificate of Designation") of
                                        the Class B Preferred Stock.

                                        If converted pursuant to a
                                        holder's right to convert pursu-
                                        ant to Section 9(c)(ii) of the
                                        Certificate of Designation, the
                                        initial principal amount shall
                                        equal the Total Liquidation Pref-
                                        erence of the Class B Preferred
                                        Stock outstanding on the Conver-
                                        sion Date plus all dividends
                                        which are accrued and accumulated
                                        but unpaid, whether or not de-
                                        clared and without interest, up
                                        to the calendar quarter immedi-
                                        ately preceding the quarter in
                                        which the Conversion Date occurs.
          CHANGES IN
          PRINCIPAL AMOUNT:             If in accordance with the provi-
                                        sions of the Purchase and Sale
                                        Agreement, dated as of March 26,
                                        1996, between the Concurrent and
                                        Harris Computer Systems Corpora-
                                        tion (the "Purchase and Sale
                                        Agreement")  the amount of the
                                        net current assets (the "Net As-
                                        sets") shown on the Final Net
                                        Current Asset Reconciliation (as
                                        defined in the Purchase and Sale
                                        Agreement)(such amount shown, the
                                        "Actual Net Asset Amount") is
                                        less the lesser of (i) the amount
                                        of the Net Assets shown on the
                                        Projected Net Current Asset Rec-
                                        onciliation (as defined the Pur-
                                        chase Agreement) and (ii)
                                        $14,400,000 (such lesser amount,
                                        the "Applicable Amount"), then
                                        the Principal Amount shall be
                                        adjusted by reducing it, dollar
                                        for dollar, to the extent of the
                                        difference (the "Difference")
                                        between the Actual Net Asset
                                        Amount and the Applicable Amount.
                                        Alternatively, if the amount of
                                        the Net Assets shown on the Final
                                        Net Current Asset Reconciliation,
                                        after resolution of all Reconcil-
                                        iation Disagreements (as defined
                                        in the Purchase and Sale Agree-
                                        ment) is in excess of the Net
                                        Current Assets shown on the Pro-
                                        jected Net Current Asset Recon-
                                        ciliation (as defined in the Pur-
                                        chase and Sale Agreement), the
                                        Principal Amount shall be in-
                                        creased, dollar for dollar, to
                                        the extent of such excess up to
                                        $10,000,000.  The Principal
                                        Amount shall also be further re-
                                        duced to the extent that the par-
                                        ties to the Purchase and Sale
                                        Agreement or a court of competent
                                        jurisdiction determines (which
                                        determination by such court shall
                                        be final and nonappealable) that
                                        any Asset (as defined in the Pur-
                                        chase and Sale Agreement) re-
                                        quired to be transferred by the
                                        Purchase and Sale Agreement was
                                        not in fact transferred, such
                                        reduction (the "Net Asset Reduc-
                                        tion") to be equal to the book
                                        value on the Final Net Current
                                        Asset Reconciliation or with re-
                                        spect to noncurrent assets, the
                                        "Audited Balance Sheet" (as de-
                                        fined in the Purchase and Sale
                                        Agreement) less any cash paid to
                                        Concurrent in respect thereof.
                                        In addition, in accordance with
                                        the terms of the Purchase and
                                        Sale Agreement, the Principal
                                        Amount shall be further reduced
                                        by the amount of any Damages (as
                                        defined in the Purchase and Sale
                                        Agreement), less any cash paid to
                                        Concurrent in respect thereof
                                        (the "Net Damages"), incurred by
                                        Concurrent and its Representa-
                                        tives (as defined in the Purchase
                                        and Sale Agreement) as a result
                                        of a wilful breach by Harris of a
                                        representation or warranty con-
                                        tained in the Purchase and Sale
                                        Agreement.

                                        These provisions will be drafted
                                        so that there will be no double
                                        counting of reductions or in-
                                        creases in the Liquidation Pref-
                                        erence of the Preferred Stock
                                        which occurred prior to the ex-
                                        change of such stock for the New
                                        Debentures.

          PAYMENT IN KIND:              Interest payments on the New De-
                                        bentures may be paid in cash or
                                        in kind.

          INTEREST RATE:                The New Debentures will bear in-
                                        terest at the rate of 9% per an-
                                        num, accruing from the first day
                                        of the calendar quarter (the "Ac-
                                        crual Date") during which the
                                        Conversion Date occurred, and
                                        payable quarterly on ______,
                                        ______, _____ and _____ commenc-
                                        ing on the Accrual Date.(1)

          MATURITY DATE:                June __, 2006.

          OPTIONAL REDEMPTION:          Subject to certain adjustments
                                        for stock splits, stock dividends
                                        and similar transactions, whenev-
                                        er the Current Market Price (as
                                        defined in the Certificate of
                                        Designation) of the Common Stock
                                        exceeds $3.75, Concurrent may, at
                                        its option, redeem all or a por-
                                        tion of the Debentures, at any
                                        time or from time to time, at par
                                        plus any accrued interest there-
                                        on.

          MANDATORY REDEMP              On June __, 2006, Concurrent
          TION:                         shall redeem all of the Deben-
                                        tures then outstanding at par
                                        plus any accrued interest thereon
                                        or at any time the outstanding
                                        principal amount of the Deben-
                                        tures is less than $[   ].

          CONVERSION OF
          DEBENTURES:                   Each holder of a New Debenture
                                        shall have the right, at the op-
                                        tion of such holder, at any time
                                        or from time to time, in whole or
                                        in part, to convert such New De-
                                        benture into fully paid and non-
                                        assessable shares of Common Stock
                                        of Concurrent.  Such conversion
                                        of New Debentures to shares of
                                        Common Stock shall be made at a
                                        conversion rate equal to (x) the
                                        principal amount of such New De-
                                        benture (plus any accrued and

          _________________
          1 Calendar quarters will be used.


                                        unpaid interest thereon) divided
                                        by (y) the applicable conversion
                                        price  per share of Common Stock
                                        at the time of conversion (the
                                        "Conversion Price").  The Conver-
                                        sion Price shall initially be
                                        $2.50, subject to certain adjust-
                                        ments as provided in the Certifi-
                                        cate of Designation.  Notwith-
                                        standing any other provision to
                                        the contrary, the maximum number
                                        of shares in which the New Deben-
                                        tures shall be convertible shall
                                        be 4,000,000 (subject to adjust-
                                        ment on a basis similar to the
                                        antidilution adjustments con-
                                        tained in the Certificate of Des-
                                        ignation).

          RANKING: The New Debentures will be gener-al unsecured indebtedness of Con-current and will rank pari passu in right of payment to existing indebtedness.

          MODIFICATION OF               By majority of outstanding prin
          DEBENTURE INDENTURE:          cipal amount, with certain excep-
                                        tions involving certain fundamen-
                                        tal changes which shall require
                                        unanimous approval.

          RESTRICTED PAYMENTS:          The New Debenture Indenture will
                                        provide that Concurrent will not,
                                        and will not permit any of its
                                        Subsidiaries to directly or indi-
                                        rectly: (i) declare or pay any
                                        dividend or make any distribution
                                        on account of the Equity Inter-
                                        ests of Concurrent or any of its
                                        Subsidiaries (other than divi-
                                        dends or distributions payable in
                                        Equity Interests of Concurrent or
                                        dividends or distributions pay-
                                        able to Concurrent or any Subsid-
                                        iary); (ii) purchase, redeem or
                                        otherwise acquire or retire for
                                        value any Equity Interests of
                                        Concurrent, any Subsidiary or
                                        other Affiliate of Concurrent
                                        (other than any such Equity In-
                                        terests owned by Concurrent or
                                        its Subsidiaries or in connection
                                        with capitalizing a Subsidiary);
                                        (iii) purchase, redeem or other-
                                        wise acquire or retire for value,
                                        or make any cash interest payment
                                        on, any Indebtedness of Concur-
                                        rent that is subordinated to the
                                        New Debentures (all such payments
                                        and other actions set forth in
                                        clauses (i) through (iii) above
                                        being collectively referred to as
                                        "Restricted Payments"), unless,
                                        at the time of such Restricted
                                        Payment no Default or Event of
                                        Default will have occurred and be
                                        continuing or would occur as a
                                        consequence thereof and interest
                                        due on the New Debentures for the
                                        four calendar quarters immediate-
                                        ly preceding the quarter in which
                                        such Restricted Payment occurs
                                        has been paid in cash.

          LIMITATION ON MERGER,
          CONSOLIDATION OR SALE
          OF ASSETS:                    Concurrent will not consolidate
                                        or merge (whether or not Concur-
                                        rent shall be the surviving cor-
                                        poration), or sell, assign,
                                        transfer or lease all or substan-
                                        tially all of its properties and
                                        assets as an entirety  to any
                                        person, unless: (i) the entity or
                                        person formed by or surviving any
                                        such consolidation or merger (if
                                        other than Concurrent) or to
                                        which such sale, assignment,
                                        transfer or lease shall have been
                                        made shall be an entity organized
                                        under the laws of the United
                                        States or any State thereof or
                                        the District of Columbia and
                                        shall expressly assume, by a sup-
                                        plemental indenture, all the ob-
                                        ligations of Concurrent under the
                                        New Debenture Indenture; (ii)
                                        immediately before and immediate-
                                        ly after giving effect to such
                                        transaction, no Event of Default
                                        and no Default will have occurred
                                        and be continuing.

          EVENTS OF DEFAULT:            The New Debenture Indenture will
                                        provide that each of the follow-
                                        ing constitutes an Event of De-
                                        fault: (i) default for __ days in
                                        the payment when due of Interest
                                        on the New Debentures; (ii) de-
                                        fault in payment when due of the
                                        principal of, or premium, if any,
                                        on the New Debentures; (iii)
                                        failure by Concurrent for __ days
                                        after notice to comply with any
                                        of its other agreements in the
                                        New Debenture Indenture or the
                                        New Debentures; (iv) certain
                                        events of bankruptcy or insolven-
                                        cy with respect to  Concurrent or
                                        any of its Subsidiaries.

          OTHER: Such additional provisions as appropriate, which provisions, however, shall be no less favor-able to the Holder of the Deben-tures than the provisions set forth herein.